UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 24, 2019

MILESTONE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Québec	001-38899	Not applicable
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Dr. Frederik-Philips Boulevard, Suite 420
Montréal, Québec CA	H4M 2X6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (514) 336-0444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MIST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.          Results of Operations and Financial Condition.

On May 24, 2019, Milestone Pharmaceuticals Inc. (the “Company”) filed its interim condensed consolidated financial statements for the three month period ended March 31, 2019 (the “Interim Financial Statements”) on the System for Electronic Document Analysis and Retrieval (SEDAR).  Pursuant to the rules set forth by the Autorité des Marchés Financiers (AMF), the Company was required to file the Interim Financial Statements within 10 days of the completion of its initial public offering on May 13, 2019.  A copy of the Interim Financial Statements is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Interim Condensed Consolidated Financial Statements for the three month period ended March 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE PHARMACEUTICALS INC.

By:	/s/ Timothy Maness
Timothy Maness
Vice President, Finance
Principal Financial Officer

Dated:  May 24, 2019

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